UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2000
                                                         ----------------


                                TCSI CORPORATION
             (Exact name of registrant as specified in its charter)


          NEVADA                      0-19377                 68-0140975
 (State of incorporation)           (Commission              (IRS Employer
                                     File Number)          Identification No.)


               1080 MARINA VILLAGE PARKWAY, ALAMEDA, CA 94501-1046 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (510) 749-8500

Item 5.  Other Events.

         Arthur H. Wilder has resigned his position as Chief Financial Officer, Secretary, and Treasurer of TCSI Corporation. Ellen Ahearn, formerly Vice President and Controller of the Company, has been promoted to Vice President - Finance and Administration and will assume the duties previously assigned to Mr. Wilder.

Item 7.  Financial Statements and Exhibits.

           Financial Statements

           None.

           Exhibits

           Company Press Release dated October 17, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TCSI Corporation



                            By:    /s/ YASUSHI FURUKAWA
                                   ---------------------------------------------
                                   Yasushi Furukawa
                                   President and Chief Executive Officer
                                     (Principal Executive Officer)
Date:    October 19, 2000